INCOME TAXES	12 Months Ended
May 31, 2011
Income Tax Disclosure Abstract
Income Tax Disclosure Text Block

NOTE F – INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.'s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2011	2010	2009
(In thousands)
United States	$217,427	$198,103	$90,425
Foreign	77,626	70,351	90,443
Income Before Income Taxes	$295,053	$268,454	$180,868

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2011	2010	2009
(In thousands)
Current:
U.S. Federal	$37,871	$8,407	$27,743
State and local	4,764	4,854	3,764
Foreign	41,542	41,581	27,277
Total Current	84,177	$54,842	$58,784
Deferred:
U.S. Federal	8,186	$37,651	$3,347
State and local	2,200	1,235	(2,617)
Foreign	(2,678)	(6,401)	1,738
Total Deferred	7,708	32,485	2,468
Provision for Income Taxes	$91,885	$87,327	$61,252

The significant components of deferred income tax assets and liabilities as of May 31, 2011 and 2010 were as follows:

	2011	2010

(In thousands)
Deferred income tax assets related to:
Inventories	$8,726	$7,168
Allowance for losses	9,713	9,700
Accrued compensation and benefits	70,744	72,202
Accrued other expenses	5,397	7,391
Other long-term liabilities	19,345	23,393
Net operating loss and credit carryforwards	71,397	47,050

Total Deferred Income Tax Assets	185,322	166,904
Less: valuation allowances	(70,408)	(46,360)
Net Deferred Income Tax Assets	114,914	120,544

Deferred income tax (liabilities) related to:
Depreciation	(46,807)	(44,969)
Pension and other postretirement benefits	(18,120)	(9,481)
Amortization of intangibles	(94,265)	(89,458)

Total Deferred Income Tax (Liabilities)	(159,192)	(143,908)

Deferred Income Tax Assets (Liabilities), Net	$(44,278)	$(23,364)

At May 31, 2011, we had U.S. federal foreign tax credit carryforwards of approximately $26.8 million, which expire starting in 2013. Additionally at May 31, 2011 we had approximately $4.2 million of state net operating loss carryforwards that expire at various dates beginning in 2012 and foreign net operating loss carryforwards of approximately $140.3 million, of which approximately $8.2 million will expire at various dates beginning in 2012 and approximately $132.2 million that have an indefinite carryforward period. These net operating loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, amongst other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset. More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we typically conclude that it is more likely than not that the respective deferred tax asset should not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise. If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required. To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence, that it is uncertain whether future taxable income of certain of our foreign subsidiaries, as well as anticipated foreign source income, will be significant enough to recognize certain of these deferred tax assets. As a result, we recorded net incremental valuation allowances of approximately $24.0 million in fiscal 2011, of which approximately $10.7 million is associated with foreign net operating losses, principally related to European entities, not expected to be utilized during the respective tax carryforward periods.

Total valuation allowances of approximately $70.4 million and $46.4 million have been recorded as of May 31, 2011 and 2010, respectively. The recorded valuation allowances relate to U.S. federal foreign tax credit carryforwards, certain foreign net operating losses and net foreign deferred tax assets. A portion of the valuation allowance is associated with deferred tax assets recorded in acquisition accounting. In accordance with ASC 805, any reversal of a valuation allowance that was recorded in acquisition accounting reduces income tax expense.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2011	2010	2009

(In thousands)

Income tax expense (benefit) at the U.S. statutory federal income tax rate	$103,141	$93,959	$63,304

Impact of foreign operations	(39,932)	(32,529)	(11,285)

Nondeductible impairment of goodwill			5,230

State and local income taxes net of federal income tax benefit	4,527	3,958	746

Tax benefits from the domestic manufacturing deduction	(2,750)	(756)	(1,018)

Nondeductible business expense	1,404	1,560	1,490

Valuation allowance	24,994	18,107	3,252

Other	501	3,028	(467)

Provision (Benefit) for Income Tax Expense	$91,885	$87,327	$61,252

Effective Income Tax Rate	31.1%	32.5%	33.9%

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2011	2010	2009

Balance at June 1	$2.7	$2.8	$3.2
Additions based on tax positions
related to current year	0.3	0.3
Additions for tax positions of prior years	3.9	1.2
Reductions for tax positions of prior years	(0.5)	(0.2)	(0.2)
Settlements	-	(1.4)	(0.2)
Balance at May 31	$6.4	$2.7	$2.8

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $5.1 million at May 31, 2011, $1.8 million at May 31, 2010 and $2.0 million at May 31, 2009.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2011, 2010 and 2009, the accrual for interest and penalties was $1.6 million, $1.5 million and $1.6 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. As of May 31, 2011 we are subject to U.S. federal income tax examinations for the fiscal years 2007 through 2011. In addition, with limited exceptions, we, or our subsidiaries, are subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2004 through 2011.

We include SPHC and its domestic subsidiaries (collectively, the “SPHC Group”) in our consolidated federal income tax return. We entered into a tax-cooperation agreement (the “Agreement”) with the SPHC Group, effective from June 1, 2010. Generally, the Agreement provides, amongst other items, that the federal income taxes of the SPHC Group are to be computed on a stand-alone separate return basis. The current portion of such income tax payable, if any, is due from the SPHC Group to us. Conversely, subject to the terms of the Agreement, income tax benefits associated with net operating loss or tax credit carryovers generated by the SPHC Group, if any, for the taxable year that benefits our consolidated income tax return for that taxable year are payable by us to the SPHC Group. Additionally, pursuant to the terms of the Agreement, a similar approach is applied to consolidated, combined or unitary state tax returns.

We are currently under examination, or have been notified of an upcoming tax examination for various Non-U.S. and U.S. jurisdictions including an ongoing Internal Revenue Service (“IRS”) examination of the Company's U.S. income tax returns for the fiscal 2007 and 2008 tax years. During the fourth quarter of fiscal 2011, the IRS proposed adjustments relating to, amongst other items, the deductibility of certain of our expenditures and our research tax credit positions. We have evaluated the proposed adjustments for fiscal years 2007 and 2008 and have reached an informal agreement with the IRS. We expect to receive the final IRS assessment during fiscal 2012 and anticipate that an additional payment of approximately $1.4 million will be made in fiscal 2012. Accordingly, the potential payment related to these uncertain tax benefits has been classified as a current liability. We do not expect the final resolution of this IRS examination to have a material impact on our financial statements.

Additionally, we are evaluating a tax assessment received from a Non-U.S. jurisdiction. Although we do not anticipate that final resolution of this matter would be material to our financial statements, it is possible that an additional payment of approximately $2.1 million could be made during fiscal 2012. Accordingly, the potential payment of this uncertain tax benefit has been classified as a current liability.

Other than the items described above, we do not anticipate any significant changes to the total unrecognized tax benefits within the next 12 months.